UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2013

Alliance One International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 1, 2013, Alliance One International, Inc. (the “Company”) completed certain refinancing transactions, which are described below.

Senior Secured Revolving Credit Facility

On July 26, 2013, the Company entered into an Amendment and Restatement Agreement dated as of July 26, 2013 (the “Amendment and Restatement Agreement”) between the Company, its subsidiaries, Intabex Netherlands B.V. and Alliance One International AG, certain lenders party thereto and Deutsche Bank Trust Company Americas, as administrative agent. The Amendment and Restatement Agreement provides for the amendment of certain financial covenants (as identified below) effective upon the execution of the Amendment and Restatement Agreement and for the amendment and restatement of the agreement governing the Company’s senior secured revolving credit facility to be effective on the date of the satisfaction of certain conditions. Those conditions were satisfied on August 1, 2013 (the “Effective Date”), and the Amendment and Restatement Agreement became fully effective on that date.

At the Effective Date, the agreement governing the Company’s senior secured revolving credit facility was amended and restated to provide for a senior secured revolving credit facility with a syndicate of banks of approximately $303.9 million that will automatically reduce to approximately $210.3 million on April 15, 2014 and will mature in April 15, 2017, subject to a springing maturity on April 15, 2014 if by that date the Company has not deposited in the Blocked Account (as defined below) sufficient amounts to fund the repayment at maturity of all then outstanding 5 1/2% Convertible Senior Subordinated Notes due 2014 of the Company (the “Convertible Notes”). Borrowings under the amended and restated senior secured revolving credit facility initially bear interest at an annual rate of LIBOR plus 3.75% and base rate plus 2.75%, as applicable, though the interest rate under the amended and restated senior secured revolving credit facility is subject to increase or decrease according to a consolidated interest coverage ratio.

The agreement governing the amended and restated senior secured revolving credit facility requires the Company to deposit with the lenders, in a segregated account that the Company may not use other than for specified purposes (the “Blocked Account”), the net proceeds from the sale of $735 million in aggregate principal amount of the Company’s 9.875% Senior Secured Second Lien Notes due 2021 (the “Second Lien Notes”) that are not immediately applied to redeem all of the Company’s outstanding 10% Senior Notes due 2016 (the “Senior Notes”). Amounts held in the Blocked Account may be used solely to purchase any and all Convertible Notes tendered in the Company’s pending cash tender offer to purchase up to $30.0 million in aggregate principal amount of the Convertible Notes commenced on July 17, 2013 (the “Convertible Notes Tender Offer”) and, subject to conditions, to retire any remaining Convertible Notes not purchased in the Convertible Notes Tender Offer, including repayment at maturity.

Borrowers and Guarantors. The Company’s primary foreign holding company, Intabex Netherlands B.V. (“Intabex”), is a co-borrower under the amended and restated senior secured revolving credit facility, and the Company’s portion of the borrowings under the amended senior secured revolving credit facility is limited to $200 million outstanding at any one time. One of the Company’s other primary foreign trading companies, Alliance One International AG (“AOIAG”), is a guarantor of Intabex’s obligations under the amended and restated senior secured revolving credit facility. Such obligations are also guaranteed by the Company and such obligations and the obligations of the Company are required to be guaranteed by any of its material direct or indirect domestic subsidiaries (of which there are none at this time).

Collateral. The Company’s borrowings under the amended and restated senior secured revolving credit facility are secured by a first priority pledge of:

•

100% of the capital stock of any material domestic subsidiary (of which there are none at this time) and 100% of the capital stock of any domestic subsidiary directly held by Alliance One or by any material domestic subsidiary;

•

100% of the non-voting capital stock (other than directors’ qualifying shares and/or other nominal amounts of shares required to be held by local nationals, in each case to the extent required by law) and 65% of the voting capital stock of any material first tier foreign subsidiaries;

•

U.S. accounts receivable and U.S. inventory owned by the Company or its material domestic subsidiaries (other than inventory the title of which has passed to a customer and inventory financed through customer advances);

•	intercompany notes evidencing loans or advances made by the Company or a material domestic subsidiary;

•	the real property, fixtures, equipment and other property related to the Company’s cut rag facility located adjacent to Baldree Road in Wilson, North Carolina; and

•	the Blocked Account and all funds deposited therein (at the Effective Date, the Company deposited approximately $31.1 million into the Blocked Account).

In addition, Intabex’s borrowings and other obligations under the amended and restated senior secured revolving credit facility is secured by a first priority pledge of the assets described above and a pledge of 100% of the capital stock of Intabex, AOIAG, and certain of the Company’s, Intabex’s and AOIAG’s foreign subsidiaries.

Financial covenants. The following financial covenants and required financial ratios are included in the agreement governing the amended and restated senior secured revolving credit facility:

•	a minimum consolidated interest coverage ratio of not less than the following:

Period	Ratio
January 1, 2013 through and including June 30, 2013	1.90 to 1.00
July 1, 2013 through and including September 30, 2013	1.80 to 1.00
October 1, 2013 through and including December 31, 2013	1.85 to 1.00
January 1, 2014 and thereafter	1.90 to 1.00

•	a maximum consolidated leverage ratio for a respective period of no more than the amount set forth in the following table:

Period	Ratio
April 1, 2013 through and including June 30, 2013	7.25 to 1.00
July 1, 2013 through and including September 30, 2013	7.80 to 1.00
October 1, 2013 through and including December 31, 2013	6.95 to 1.00
January 1, 2014 through and including March 31, 2014	6.10 to 1.00
April 1, 2014 through and including June 30, 2014	6.95 to 1.00
July 1, 2014 through and including September 30, 2014	7.25 to 1.00
October 1, 2014 through and including December 31, 2014	6.95 to 1.00
January 1, 2015 through and including March 31, 2015	5.85 to 1.00
April 1, 2015 through and including June 30, 2015	6.75 to 1.00
July 1, 2015 through and including September 30, 2015	6.95 to 1.00
October 1, 2015 through and including December 31, 2015	6.45 to 1.00
January 1, 2016 through and including March 31, 2016	5.50 to 1.00
April 1, 2016 through and including June 30, 2016	6.25 to 1.00
July 1, 2016 through and including September 30, 2016	6.45 to 1.00
October 1, 2016 through and including December 31, 2016	6.25 to 1.00
January 1, 2017 and thereafter	5.10 to 1.00

•

a maximum consolidated total senior debt to working capital ratio of not more than 0.80 to 1.00 other than during periods in which the consolidated leverage ratio is less than 4.00 to 1.00 if the consolidated leverage ratio has been less than 4.00 to 1.00 for the prior two consecutive fiscal quarters; and

•

a maximum amount of the Company’s annual capital expenditures of $50.8 million during the fiscal year ending March 31, 2014 and $40 million during any fiscal year thereafter, in each case with a one-year carry-forward (not in excess of $40 million) for unused capital expenditures in any fiscal year below the maximum amount.

Certain of these financial covenants are calculated on a rolling twelve-month basis and certain of these financial covenants and required financial ratios adjust over time in accordance with schedules in the agreement governing the amended and restated senior secured revolving credit facility.

Affirmative and restrictive covenants. The agreement governing the amended and restated senior secured revolving credit facility contain affirmative and negative covenants (subject, in each case, to exceptions and qualifications), including covenants that limit the Company’s ability to, among other things:

•	incur additional indebtedness;

•	incur certain guarantees;

•	merge, consolidate or dispose of substantially all of its assets;

•	grant liens on its assets;

•	pay dividends, redeem stock or make other distributions or restricted payments;

•	create certain dividend and payment restrictions on its subsidiaries;

•	repurchase or redeem capital stock or prepay subordinated debt;

•	make certain investments;

•	agree to restrictions on the payment of dividends to it by its subsidiaries;

•	sell or otherwise dispose of assets, including equity interests of its subsidiaries;

•	enter into transactions with its affiliates; and

•	enter into certain sale and leaseback transactions.

The description of the Amendment and Restatement Agreement set forth herein is qualified in its entirety by reference to the Amendment and Restatement Agreement filed as Exhibit 4.1 hereto, which is incorporated by reference herein.

Senior Secured Second Lien Notes

On August 1, 2013, the Company issued $735 million in aggregate principal amount of the Second Lien Notes pursuant to an Indenture (the “Indenture”) dated as of August 1, 2013 among the Company, Law Debenture Trust Company of New York, as trustee, Law Debenture Trust Company of New York, as collateral trustee, and Deutsche Bank Trust Company Americas, as registrar and paying agent. The description of the Indenture set forth herein is qualified in its entirety by reference to the Indenture, which includes the form of the Second Lien Notes, filed as Exhibit 4.1 hereto, which is incorporated by reference herein.

The Second Lien Notes were sold at 98.000% of the face value, for gross proceeds of approximately $720.3 million. The Second Lien Notes bear interest at a rate of 9.875% per year, payable semi-annually in arrears in cash on January 15 and July 15 of each year, beginning January 15, 2014, to holders of record at the close of business on the preceding January 1 and July 1, respectively. The Second Lien Notes mature on July 15, 2021.

Ranking. The Second Lien Notes are senior secured second lien obligations of the Company and the guarantors of the Second Lien Notes, if any, and

•	rank equally in right of payment to all of the Company’s and the guarantors’ existing and future senior indebtedness;

•

rank senior in right of payment to all of the Company’s and the guarantors’ existing and future subordinated indebtedness, including any Convertible Notes that remain outstanding after the Convertible Notes Tender Offer;

•	are effectively senior to all of the Company’s and the guarantors’ existing and future unsecured indebtedness to the extent of the value of the collateral securing the Second Lien Notes;

•

are effectively subordinated to the Company’s and the guarantors’ existing and future indebtedness that is secured by first priority liens on the collateral securing the notes, including indebtedness under the Company’s senior secured revolving credit facility, to the extent of the value of the collateral securing such indebtedness; and

•	are structurally subordinated to all of the liabilities, including trade payables, of our existing and future subsidiaries that do not guarantee the Second Lien Notes.

Subsidiary Guarantees. Each of the Company’s existing and future material domestic subsidiaries is required to guarantee the Second Lien Notes. The Company currently has no material domestic subsidiaries. The Company’s foreign subsidiaries are not required to guarantee the Second Lien Notes. Accordingly, the Second Lien Notes are not presently guaranteed by any of the Company’s subsidiaries.

Collateral. The Company’s and any guarantor’s obligations under the Second Lien Notes are, or upon the completion of certain events permitted to be completed after the closing of the issuance and sale of the Second Lien Notes will be, secured by a second priority pledge of the following assets of the Company and any such guarantors:

•

all capital stock of each domestic subsidiary and material foreign subsidiary of the Company owned directly by the Company or any guarantor (limited, in the case of material foreign subsidiaries, to 65% of the voting capital stock and 100% of the nonvoting capital stock (subject to certain exceptions) of each material foreign subsidiary);

•	all U.S. accounts receivable and U.S. inventory of the Company and any guarantors (other than inventory the title of which has passed to a customer and inventory financed through customer advances);

•	intercompany notes evidencing loans or advances made by the Company or a guarantor;

•	the real property, fixtures, equipment and other property related to the Company’s cut rag facility located adjacent to Baldree Road in Wilson, North Carolina;

•	the Blocked Account; and

•	to the extent not otherwise included, all proceeds and products of any and all of the foregoing, however and whenever acquired and in whatever form.

Restrictive Covenants. The Indenture contains covenants that impose restrictions on the Company’s business. These covenants, which are subject to certain exceptions and limitations, restrict the Company’s ability and the ability of its restricted subsidiaries to, among other things:

•	incur additional indebtedness or issue disqualified stock or preferred stock;

•	pay dividends and make other restricted payments (including restricted investments);

•	sell assets;

•	create liens;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of its assets;

•	enter into transactions with its affiliates;

•	enter into certain sale and leaseback transactions;

•	create certain dividend and payment restrictions on its restricted subsidiaries; and

•	designate its subsidiaries as unrestricted subsidiaries.

Repurchase Right upon a Change of Control. If a change of control (as defined in the Indenture) occurs at any time, holders of the Second Lien Notes will have the right, at their option, to require the Company to repurchase all or a portion of the Second Lien Notes for cash at a price equal to 101% of the principal amount of Second Lien Notes being repurchased, plus accrued and unpaid interest and special interest, if any, to, but excluding, the date of repurchase.

Optional Redemption. On or after July 15, 2017, the Company may on any one or more occasions redeem all or a part of the Second Lien Notes at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and special interest, if any, on the Second Lien Notes redeemed, to the applicable date of redemption, if redeemed during the twelve-month period beginning on July 15 of the years indicated below:

Year	Percentage
2017	104.938%
2018	102.469%
2019 and thereafter	100.000%

At any time prior to July 15, 2017, the Company may redeem the Second Lien Notes, in whole or in part, at a redemption price equal to the principal amount thereof plus a make-whole premium plus accrued and unpaid interest and special interest, if any, to the redemption date. In addition, the Company may redeem up to 35% of the aggregate principal amount of the Second Lien Notes using net proceeds from certain equity offerings completed on or prior to July 15, 2016 at a redemption price equal to 109.875% of the principal amount of the Second Lien Notes redeemed, plus accrued and unpaid interest and special interest, if any.

Registration Rights. In connection with the issuance of the Second Lien Notes, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) in which it agreed to:

•

use commercially reasonable efforts to file a registration statement on or about 180 days after August 1, 2013, to offer holders of the Second Lien Notes the opportunity to exchange the Second Lien Notes issued on August 1, 2013 for publicly registered Second Lien Notes with identical terms;

•	use all commercially reasonable efforts to cause the registration statement to become effective on or prior to 270 days after August 1, 2013;

•	use all commercially reasonable efforts to consummate the exchange offer within 30 business days after the effective date of the registration statement; and

•

use all commercially reasonable efforts to file a shelf registration statement for the resale of Second Lien Notes if we cannot effect an exchange offer within the time periods listed above and in certain other circumstances.

If the appropriate registration statement does not become or remain effective, or if the exchange offer is not completed, in each case within specified time periods, special interest will accrue and be payable with respect to the Second Lien Notes. With respect to the first 90-day period immediately following the occurrence of the first event causing special interest to accrue, special interest will be paid at a rate of 0.50% per annum, which will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until the Company cures these defaults, up to a maximum rate of 1.0% per annum.

The description of the Registration Rights Agreement set forth herein is qualified in its entirety by reference to the Registration Rights Agreement filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 8.01	Other Items.

On August 1, 2013, the Company used a portion of the net proceeds from the offering of the Second Lien Notes to fund the redemption (the “Redemption”) of all $635 million in aggregate principal amount of the Senior Notes pursuant to its previously announced conditional call for redemption on August 2, 2013 of all of its outstanding Senior Notes. The conditions for the Redemption have been satisfied, and the Company has taken all steps necessary to effect the Redemption on August 2, 2013. In connection with the Redemption, on August 1, 2013, the Company effected a covenant defeasance of the Senior Notes and the satisfaction and discharge of the indenture governing the Senior Notes.

On August 1, 2013, Alliance One issued a press release announcing the completion of certain previously announced refinancing transactions and the satisfaction of certain conditions of the Convertible Notes Tender Offer. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Exhibits.

Exhibit 4.1	Indenture dated as of August 1, 2013 among Alliance One International, Inc., Law Debenture Trust Company of New York, as trustee, Law Debenture Trust Company of New York, as collateral trustee, and Deutsche Bank Trust Company Americas, as registrar and paying agent

Exhibit 10.1	Amendment and Restatement Agreement dated as of July 26, 2013 among Alliance One International, Inc., Intabex Netherlands B.V., Alliance One International AG, the Lenders party thereto and Deutsche Bank Trust Company Americas, as administrative agent.

Exhibit 10.2	Registration Rights Agreement dated as of August 1, 2013 between Alliance One International, Inc. and Deutsche Bank Securities Inc., as Representative of the initial purchasers

Exhibit 99.1	Press release dated August 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2013

ALLIANCE ONE INTERNATIONAL, INC.

By:	/s/ Robert A. Sheets
Robert A. Sheets
Executive Vice President – Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

Exhibit 4.1	Indenture dated as of August 1, 2013 among Alliance One International, Inc., Law Debenture Trust Company of New York, as trustee, Law Debenture Trust Company of New York, as collateral trustee, and Deutsche Bank Trust Company Americas, as registrar and paying agent

Exhibit 10.1	Amendment and Restatement Agreement dated as of July 26, 2013 among Alliance One International, Inc., Intabex Netherlands B.V., Alliance One International AG, the Lenders party thereto and Deutsche Bank Trust Company Americas, as administrative agent.

Exhibit 10.2	Registration Rights Agreement dated as of August 1, 2013 between Alliance One International, Inc. and Deutsche Bank Securities Inc., as Representative of the initial purchasers

Exhibit 99.1	Press release dated August 1, 2013